ANNUAL REPORT
December 31, 1996
BERGER INSTITUTIONAL PRODUCTS TRUST

BERGER IPT-100 FUND
BERGER IPT-GROWTH AND INCOME FUND
BERGER IPT-SMALL COMPANY GROWTH FUND

Berger Institutional Products Trust is presenting a combined annual report which includes the Berger IPT-100 Fund, Berger IPT-Growth and Income Fund and Berger IPT-Small Company Growth Fund. The report reflects the financial position of each Fund at December 31, 1996 and the results of their operations and changes in their net assets for the period May 1, 1996 (commencement of investment operations) to December 31, 1996 in a single document.

Table of Contents
Berger IPT-100 Fund
 Portfolio Manager's Letter                 2
 Schedule of Investments                    4
Berger IPT-Growth and Income Fund
 Portfolio Manager's Letter                 7
 Schedule of Investments                    9
Berger IPT-Small Company Growth Fund
 Portfolio Manager's Letter                11
 Schedule of Invesments                    14
Financial Statements                       18
Notes to Financial Statements              21
Financial Highlights                       24
Report of Independent Accountants          25

PORTFOLIO MANAGER'S LETTER
BERGER IPT-100 FUND

Dear Shareholder:

The Berger IPT - 100 Fund's total return for the period May
1, 1996 through December 31, 1996, was 3.90% compared to
15.1% for the S&P 500 and 9.1% for the S&P Midcap Index.

The Phases of the 1996 Market

The market experienced two distinct performance phases following the inception of the Fund on May 1, 1996: (1) a bearish second quarter lasting through July and (2) a strong finish from August through the end of the year.

From early in the second quarter through late July, the market took on the characteristics of a conventional Bear Market. Several factors contributed to this correction.
The market became nervous over the prospect of lower earnings reports on the heels of several disappointing announcements and stronger economic reports gave rise to concerns that the Federal Reserve Board might raise interest rates. In late July, in response to a slowing economy and stable interest rates, the market resumed the move toward new highs.
We managed the Fund cautiously from inception through mid-September. At that time, we took a more bullish stance in order to take advantage of the opportunity to purchase stocks at newly-attractive levels relative to their projected future earnings rates. During the fourth quarter, we made the following portfolio allocation decisions, which benefited Fund performance:

     Slightly Increased          Financial and Technology
     Significantly Decreased     Consumer
     Continued Overweighting     Energy Services
     Remained Steady             Capital Goods, Healthcare,
                                 Cash

Looking Ahead to 1997

We are optimistic about prospects in 1997 even though we anticipate a very slow growth rate of about 1% for the national economy and at least one quarter of a negative Gross Domestic Product. Despite continuing concerns about earnings, we see no problems with inflation or interest rates. We believe that the environment has normalized and that, over the long term, S&P earnings growth is sustainable in the 6-8% range. This is an environment we feel will be very good for the Fund. While consistent 20-25% growth stories no longer will be common in the market, we feel confident that we can continue to find strong companies growing at 20-30% and trading at one-half to two-thirds (in terms of price/earnings multiples) of their growth rate.

We enter 1997 with a broadly-diversified portfolio of investments in these major sectors; Technology-35%, Healthcare-17%, Energy Services-13%, Capital Goods-9%,
Financials-8% and Consumer Cyclicals-3%.

Thank you for your investment in the Berger IPT-100 Fund.

Respectfully submitted,

Rodney L. Linafelter
President and Portfolio Manager

  Performance figures are based on historical results and are not intended to be indicative of future performance.
The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOP TEN HOLDINGS AS OF 12/31/96
                             % of
 Company                     Net Assets
1.Intel Corp.                2.6%
2.Microsoft Corp.            2.5%
3.Altera Corp.               2.0%
4.Pfizer, Inc.               1.9%
5.Lilly (Eli) & Co.          1.9%
6.Warner-Lambert Co.         1.8%
7.Schlumberger Ltd.          1.8%
8.Cadence Design Systems Inc.1.8%
9.3Com Corp.                 1.8%
10.Monsanto Co.              1.8%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN BERGER IPT-100 FUND VS. S&P 500 AND COST OF LIVING INDEX (DESCRIPTION OF BERGER IPT-100 FUND PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Annual Report to Shareholders. The chart compares the value of shares invested in the Berger IPT-100 Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996 with all dividends and capital gains reinvested.

                      Total Value

Date      Berger      S&P 500       Cost of
          IPT-100     Index         Living Index
05/01/96  $10,000     $10,000       $10,000
06/30/96  9,780       10,309        10,026
09/30/96  10,080      10,626        10,096
12/31/96  10,390      11,510        10,147

Berger IPT - 100 Fund
Schedule of Investments / December 31, 1996
      Shares, Units or
      Principal Amount                                   Market
                                                         Value
                         COMMON STOCK - 88.4%
Aerospace/Defense - 1.6%
                    50  Boeing Co.                       $   5,319
Auto/Truck - Original Equipment - 1.0%
                   100  Lear Corp.*                          3,412
Banks - Money Center - 1.7%
                    55  Citicorp                             5,665
Chemicals - Basic - 1.8%
                   150  Monsanto Co.                         5,831
Chemicals - Specialty - 1.3%
                    90  Praxair Inc.                         4,151
Commercial Services - Misc. - 1.2%
                   100  APAC TeleServices Inc.*              3,837
Computer - Integrated Systems - 1.6%
                   125  Oracle Systems Corp.*                5,219
Computer - Local Networks - 3.3%
                    80  Cisco Systems Inc.*                  5,090
                    80  3Com Corp.*                          5,870
                                                            10,960
Computer - Memory Devices - 1.8%
                   175  EMC Corp.*                           5,797
Computer - Peripheral Equipment - 1.7%
                   140  Adaptec Inc.*                        5,600
Computer - Software - 7.1%
                   125  BMC Software Inc.*                   5,172
                   100  Computer Associates                  4,975
                                International Inc.
                   250  Informix Corp.*                      5,094
                   100  Microsoft Corp.*                     8,262
                                                            23,503
Cosmetics/Personal Care - 1.2%
                   150  Rexall Sundown Inc.*                 4,078
Electronic - Misc. Components - 1.6%
                   100  Solectron Corp.*                     5,337
Electronic - Scientific Instruments - 1.3%
                   225  Input Output Inc.*                   4,162
Electronic - Semiconductor Manufacturing - 9.3%
                    90  Altera Corp.*                        6,542
                   150  Analog Devices*                      5,081
                   150  Atmel Corp.*                         4,969
                    65  Intel Corp.                          8,511
                   100  Sanmina Corp.*                       5,650
                                                            30,753
Finance - Mortgage & Related Services - 5.0%
                    50  Federal Home Loan Mortgage       $   5,506
                                             Corp.
                   150  Federal National Mortgage            5,587
                                             Assn.
                   140  Green Tree Financial Corp.           5,408
                                                            16,501
Financial Services - Misc. - 1.3%
                   120  First Data Corp.                     4,380
Leisure - Toys/Games/Hobby - 1.5%
                   125  Hasbro Inc.                          4,859
Machinery - Farm - 1.7%
                   200  AGCO Corp.                           5,725
Medical - Biomedical/Genetics - 1.6%
                   140  Biogen Inc.*                         5,425
Medical - Drug/Diversified - 1.8%
                    80  Warner-Lambert Co.                   6,000
Medical - Ethical Drugs - 3.7%
                    85  Lilly (Eli) & Co.                    6,205
                    75  Pfizer, Inc.                         6,216
                                                            12,421
Medical - Health Maintenance Organizations - 4.7%
                    85  Oxford Health Plans Corp.*           4,978
                    65  Pacificare Health System*            5,541
                   110  United Healthcare Corp.              4,950
                                                            15,469
Medical - Products - 1.4%
                    80  Boston Scientific Corp.*             4,800
Medical - Wholesale Drug/Sundries - 2.5%
                   100  Amerisource Health Corp.*            4,825
                    60  Cardinal Health Inc.                 3,495
                                                             8,320
Medical/Dental - Supplies - 1.7%
                   130  Steris Corp.*                        5,655
Oil & Gas - Drilling - 4.8%
                    85  Diamond Offshore Drilling*           4,845
                   135  Falcon Drilling Co.*                 5,299
                    90  Transocean Offshore Inc.             5,636
                                                            15,780
Oil & Gas - Field Services - 8.0%
                   100  BJ Services Co.*                     5,100
                   140  Petroleum Geo-Services A/S           5,460
                                              ADR*
                    60  Schlumberger Ltd.                    5,993
                   110  Tidewater Inc.                       4,978
                    70  Western Atlas Inc.*                  4,961
                                                            26,492
Oil & Gas - Machinery/Equipment - 2.7%
                   125  Baker Hughes Inc.                    4,313
                   150  Dresser Industries Inc.              4,650
                                                             8,963
Retail - Department Stores - 1.0%
                   100  Federated Department                 3,413
                                      Stores Inc.*
Telecommunications - Equipment - 6.1%
                   150  Boston Technology Inc.*              4,313
                   150  Cadence Design Systems               5,963
                                             Inc.*
                   200  ECI Telecom Ltd.                     4,250
                   100  Nokia Corp. ADR                      5,762
                                                            20,288
Transport - Air Freight - 1.4%
                   100  Atlas Air Inc.*                      4,775
                          TOTAL COMMON STOCK (Cost         292,890
                                         $265,612)


                        U.S. GOVERNMENT OBLIGATIONS - 7.5%
               $25,000  U.S. Treasury Bills due             24,857
                                           2/13/97
                            TOTAL U.S. GOVERNMENT
                            OBLIGATIONS (Amortized
                            Cost $24,857)                   24,857

    TOTAL INVESTMENTS                                      317,747
    (Cost $290,469+) - 95.9%
    OTHER ASSETS, LESS                                      13,549
    LIABILITIES - 4.1%
    NET ASSETS - 100%                                     $331,296

* Non-income producing security
+ Also represents cost for tax purposes
See notes to financial statements


PORTFOLIO MANAGER'S LETTER
BERGER IPT-GROWTH & INCOME FUND

Dear Shareholder:

The Berger IPT - Growth and Income Fund's total return for the period May 1 - December 31, 1996, was 11.4% compared to
15.1% for the S&P 500.

The Phases of the 1996 Market

The  market  experienced  two  distinct  performance  phases
following the inception of the Fund on May 1, 1996:   (1)  a
bearish second quarter lasting through July and (2) a strong finish from August through the end of the year.

From early in the second quarter through late July, the market took on the characteristics of a conventional Bear Market. The market became nervous over the prospect of lower earnings reports on the heels of several disappointing announcements and stronger economic reports gave rise to concerns that the Federal Reserve Board might raise interest rates. In late July, in response to a slowing economy and stable interest rates, the market resumed the move toward new highs.

We managed the Fund cautiously from inception through mid-September. At that time, we took a more bullish stance in order to take advantage of the opportunity to purchase stocks at newly-attractive levels relative to their projected future earnings rates. During the fourth quarter, we made the following portfolio allocation decisions, which benefited Fund performance:

     Significantly Increased   Consumer Staples and
                               Financial
     Slightly Decreased        Healthcare
     Remained Steady           Consumer Cyclicals, Energy
                               Services and Technology

Looking Ahead to 1997

We are optimistic about prospects in 1997 even though we anticipate a very slow growth rate of about 1% for the national economy and at least one quarter of a negative Gross Domestic Product. Despite continuing concerns about earnings, we see no problems with inflation or interest rates. We believe that the environment has normalized and that, over the long term, S&P earnings growth is sustainable in the 6-8% range. This is an environment we feel will be very good for the Fund. While consistent 20-25% growth stories no longer will be common in the market, we feel confident that we can continue to find strong companies growing at 20-30% and trading at one-half to two-thirds (in terms of price/earnings multiples) of their growth rate.

We enter 1997 with a broadly-diversified portfolio of investments in these major sectors; Financials - 18%, Technology - 14%, Capital Goods - 11%, Healthcare - 7% and
Consumer Cyclicals - 5%.

Thank you for your investment in the Berger IPT-Growth and Income Fund.

Respectfully submitted,

Rodney L. Linafelter
President and Portfolio Manager

  Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOP TEN HOLDINGS AS OF 12/31/96
                                        % of
Company                           Net Assets
1.Chrysler Corp.                        3.4%
2.Lilly (Eli) & Co.                     3.3%
3.Hewlett Packard Co.                   2.9%
4.Starwood Lodging Trust                2.8%
5.Nike Inc. Cl B                        2.4%
6.Adaptec Inc.                          2.3%
7.Crescent Real Estate Equities Inc.    2.3%
8.Boeing Co.                            2.3%
9.Diebold Inc.                          2.3%
10.International Business Machines Corp.2.2%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN BERGER IPT-GROWTH AND INCOME FUND VS. S&P 500 AND COST OF
LIVING INDEX
(DESCRIPTION OF BERGER IPT-GROWTH AND INCOME FUND
PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Annual Report to Shareholders. The chart compares the value of shares invested in the Berger IPT-Growth and Income Fund to the S&P 500 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996 with all dividends and capital gains reinvested.

                      Total Value

Date      Berger      S&P 500       Cost of
          IPT-G&I     Index         Living Index
05/01/96  $10,000     $10,000       $10,000
06/30/96  10,020      10,309        10,026
09/30/96  10,400      10,626        10,096
12/31/96  11,140      11,510        10,147

Berger IPT - Growth and Income Fund
Schedule of Investments / December 31, 1996

      Shares, Units or
      Principal Amount                                     Market
                                                         Value
                         COMMON STOCK - 73.1%
Aerospace/Defense - 4.1%
                    74   Boeing Co.                  $   7,871
                   100   Rockwell International          6,088
                                          Corp.
                                                        13,959
Auto Manufacturers - Domestic - 3.4%
                   360   Chrysler Corp.                 11,880
Banks - Money Center - 1.8%
                    60   Citicorp                        6,180
Banks - Northeast - 1.4%
                    75   State Street Boston             4,838
                                          Corp.
Banks - Super Regional - 2.0%
                    25   Wells Fargo & Co.               6,744
Beverages - Alcoholic - 1.6%
                   140   Anheuser-Busch                  5,600
                                 Companies Inc.
Building - Heavy Construction - 1.5%
                    80   Fluor Corp.                     5,020
Chemicals - Basic - 2.0%
                   175   Monsanto Co.                    6,803
Commercial Services - Misc. - 3.1%
                   125   Diebold Inc.                    7,859
                   100   Sabre Group Holdings            2,788
                                          Inc.*
                                                        10,647
Computer - Integrated Systems - 1.5%
                   175   Verifone Inc.*                  5,163
Computer - Mainframes - 2.2%
                    50   International Business          7,550
                                 Machines Corp.
Computer - Mini/Micro - 2.9%
                   200   Hewlett-Packard Co.            10,050
Computer - Peripheral Equipment - 2.3%
                   200   Adaptec Inc.*                   8,000
Diversified Operations - 3.7%
                   110   Alco Standard Corp.             5,678
                   150   Corning Inc.                    6,938
                                                        12,616
Electrical - Equipment - 1.4%
                    50   General Electric Co.            4,944
Electronic - Semiconductor Manufacturing - 1.9%
                    50   Intel Corp.                     6,547
Finance - Equity REIT - 11.2%
                   175   Beacon Properties Corp.         6,409
                   150   Crescent Real Estate            7,912
                                  Equities Inc.
                   500   Innkeepers USA Trust            6,938
                   175   Patriot American                7,547
                                    Hospitality
                   175   Starwood Lodging Trust          9,647
                                                        38,453
Household - Housewares - 1.9%
                   250   Sunbeam Corp.                   6,438
Insurance - Property/Casualty/Title - 1.5%
                   100   Mercury General Corp.           5,250
Machinery - Farm - 1.5%
                   175   AGCO Corp.                      5,008
Medical - Drug/Diversified - 0.4%
                    25   Johnson & Johnson               1,243
Medical - Ethical Drugs - 3.3%
                   155   Lilly (Eli) & Co.              11,315
Medical - Wholesale Drug/Sundries - 1.6%
                   100   McKesson Corp.                  5,600
Oil & Gas - Drilling - 1.5%
                    85   Transocean Offshore             5,323
                                           Inc.
Oil & Gas - Field Services - 2.0%
                    70   Schlumberger Ltd.               6,991
Oil & Gas - Machinery/Equipment - 3.8%
                   200   Baker Hughes Inc.               6,900
                   200   Dresser Industries Inc.         6,200
                                                        13,100
Oil & Gas - Production/Pipeline - 1.9%
                   150   Enron Corp.                     6,469
Shoes & Related Apparel - 2.4%
                   140   Nike Inc. Cl B                  8,365
Telecommunications - Equipment - 1.5%
                   250   ECI Telecom Ltd.                5,313
Utility - Telephone - 1.8%
                   100   Cincinnati Bell Inc.            6,163
                             TOTAL COMMON STOCK        251,572
                                (Cost $221,020)

                         U.S. GOVERNMENT OBLIGATIONS - 8.6%
               $30,000   U.S. Treasury  Bills           29,858
                                     due 2/6/97
                         TOTAL U.S. GOVERNMENT
                        OBLIGATIONS (Amortized
                         Cost $29,858)                  29,858


                         CONVERTIBLE DEBENTURES - 4.5%
Computer - Local Networks - 1.3%
                 2,000   3Com Corp. 144A -               4,402
                          10.25% due 11/01/01**
Medical - Products - 1.5%
                 5,000   U.S. Filter Co. 4.5%            5,106
                                   due 12/15/01
Retail - Department Stores - 1.7%
                 5,000   Federated Department            5,819
                           Stores Inc. - 5% due
                                       10/01/03
                               TOTAL CONERTIBLE         15,327
                               DEBENTURES (Cost
                                       $13,860)


                         CONVERTIBLE PREFERRED STOCK - 2.3%
Computer - Software - 0.7%
                    50   Wang Laboratories Inc.          2,456
                        144A 6.5% Cv Pfd Series
                                            B**
Funeral Services & Related - 1.6%
                    60   SCI Finance LLC $3.125          5,648
                                Cv Pfd Series A
                              TOTAL CONVERTIBLE          8,104
                          PREFERRED STOCK (Cost
                                        $8,101)


TOTAL INVESTMENTS                                      304,861
    (Cost $272,839+) - 88.5%
OTHER ASSETS, LESS                                      39,512
    LIABILITIES - 11.5%
NET ASSETS - 100%                                     $344,373


* Non-income producing security
** Pursuant to Rule 144A, resale is restricted to qualified
 institutional buyers.
+ Also represents cost tax purposes
See notes to financial statements

PORTFOLIO MANAGER'S LETTER
BERGER IPT-SMALL COMPANY GROWTH FUND

Dear Shareholder:

Welcome to the first annual letter to shareholders in the Berger IPT-Small Company Growth Fund. The Fund commenced investment operations on May 1, 1996 and the first fiscal year (ended December 31, 1996) was a partial one. From inception until the end of the calendar year, the Fund was down .50% at a time when the S&P 500 rose 15.1% and the Russell 2000 increased by 5.2%.

The first month of the Fund's existence shared the final weeks of a major upward move in small capitalization stocks in the U.S. stock market. These stocks ran sharply up in a move that began in January, 1996 and ended approximately at the end of May, 1996. A confluence of events - fear of rising interest rates created by stronger than expected economic activity, disappointing earnings reports coupled with cautionary comments regarding future business by both
Motorola and Hewlett-Packard (two bellwether companies) and a subsequent slowdown in flows of funds into mutual funds - led to the most serious market pullback in several years.
During the summer of 1996, the S&P 500 declined by about 10% while the NASDAQ/OTC market fell by some 20% - substantial retreats to be sure, but in line with what could be expected based on historical experience. It should be noted that many small stocks declined in price 30%, 40% or even 50% during the correction.

When the market began to recover in August, 1996, the mood of the market had shifted and stocks which earlier in the year had been favorites, now became generally shunned by investors. Certainly, most stocks rose during the 3rd quarter and a fair amount of the losses of the summer were recaptured. However, by the 4th quarter it became apparent that equity investors were favoring larger capitalization stocks. This was true whether one looks at the NYSE or the OTC market. By the end of the year, the Dow Jones
Industrial Average led all major market indices for the year with a price gain of 26%. The S&P 500, also dominated by larger companies was up over 20%. The NASDAQ Composite index, whose two largest components were Intel Corp. and Microsoft Corp., two of the largest capitalization stocks in the world, was up about 23%. Excluding the top 100 market cap stocks from the NASDAQ, that index was up only 2% during the entire year of 1996. The Russell 2000, an index of 2000 stocks with market caps ranging from about $300 million to $800 million rose 16.49% for 1996.

In short, it was a very difficult year for investors in smaller capitalization stocks. The 4th quarter of 1996 was particularly tough on aggressive growth stock investors.
Many of these stocks had become highly valued in the market and suffered severe contractions of P/E multiples (the price of the stock divided by the company's earnings per share - a common measure of a stock's valuation). These price declines occurred in many cases despite the company's underlying business remaining strong.

Some discussion of what worked in the portfolio and what didn't work is in order. Technology was a mixed bag although generally a positive factor in the Fund's performance. Semiconductor capital equipment stocks, such as E-Tech Corp. and Lam Research, Inc. contributed positively to the portfolio, despite being owned for a relatively short duration during the period under discussion. Additionally, the share price of Scopus
Technology, a software company, was up sharply during the year. On the disappointing side were several retailers, such as the Wet Seal and Gymboree Corp. and the shares of radio broadcasters such as Emmis Broadcasting and Evergreen
Media, whose shares were sharp underperformers as investors feared regulators would block the companies ability to grow via acquisition. The shares of many radio companies have since recovered, and it remains an important constituent of the portfolio.

The outlook for smaller capitalization stocks in 1997 is mixed. On the plus side, macro economic indicators continue to augur well for moderate growth in the U.S. economy. This suggests that any increase in interest rates is likely to be moderate. Also, inflation continues to show few signs of resurgence. The earnings of companies, which appeared to be faltering during the third quarter, showed renewed strength in the final quarter of 1996 and many companies remain optimistic about their businesses looking forward. It must be noted, however, that major bull markets in small cap stocks rarely occur in the absence of a preceding bear market or economic recession, a condition not present today.
Investors still favor larger cap stocks due to their liquidity and more defensive nature than small cap stocks.
Big cap stocks are also moving higher due to the substantial flow of funds into index mutual funds. These funds are created to replicate the composition and return of the S&P
500, essentially composed of large cap stocks. Unless investors feel that these large cap stocks are too overvalued relative to small stocks, this trend will continue. However, like the past few years, we expect that small stocks will offer investors periodic spurts of superior performance over larger stocks. Due to the difficulty in timing such events, we continue to recommend that small stocks be retained as a portion of an investors total portfolio investments.

We thank you for your support and are working to continue to deserve your confidence.

Respectfully submitted,

William Keithler
President and Portfolio Manager
Berger IPT-Small Company Growth Fund

  Performance  figures are based on historical  results  and are  not  intended to be indicative of future performance.
  The   investment  return  and  principal   value   of   an
  investment  will  fluctuate so that an investor's  shares, when  redeemed,  may  be worth more  or  less  than  their original cost.

TOP TEN HOLDINGS AS OF 12/31/96
                                  % of
Company                     Net Assets
1.Maxim Integrated Products Inc.  1.9%
2.Marine Drilling Companies Inc.  1.6%
3.Remedy Corp.                    1.5%
4.Technology Solutions Co.        1.4%
5.Miller Herman Inc.              1.3%
6.Sirrom Capital Corp.            1.3%
7.VIASOFT Inc.                    1.2%
8.Tower Semiconductor Ltd.        1.2%
9.Barrett Resources Corp.         1.2%
10.ENSCO International Inc.       1.2%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN BERGER IPT-SMALL COMPANY GROWTH FUND VS. RUSSELL 2000
AND COST OF LIVING INDEX
(DESCRIPTION OF BERGER IPT-SMALL COMPANY GROWTH FUND
PERFORMANCE CHART)
The following table reflects data presented in a line chart at this point in the Annual Report to Shareholders. The chart compares the value of shares invested in the Berger
IPT-Growth and Income Fund to the Russell 2000 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on May 1, 1996 with all dividends and capital gains reinvested.

                      Total Value

Date      Berger      Russell 2000  Cost of
          IPT-SCG                   Living Index
05/01/96  $10,000     $10,000       $10,000
06/30/96  10,530      9,967         10,026
09/30/96  10,720      10,001        10,096
12/31/96  9,950       10,521        10,147

Berger IPT - Small Company Growth Fund
Schedule of Investments / December 31, 1996

      Shares, Units or                                          Market
      Principal Amount                                          Value
                          COMMON STOCK AND RIGHTS - 80.5%
Commercial Services - Misc. - 1.5%
                    95    Billing Information               $   2,731
                                           Concepts*
                    35    CMG Information Services*               586
                    50    Mail Boxes Etc.*                      1,125
                                                                4,442
Commercial Services - Schools - 0.1%
                    25    Youth Services International            381
                                               Inc.*
Commercial Services - Security/Safety - 1.5%
                    70    Ultrak Inc.*                          2,135
                   100    Wackenhut Corrections Corp.*          2,000
                                                                4,135
Computer - Integrated Systems - 1.0%
                    60    Wind River Systems Inc.*              2,843
Computer - Local Networks - 0.7%
                    35    Ascend Communications Inc.*           2,174
Computer - Memory Devices - 1.6%
                    40    Microchip Technology Inc.*            2,035
                    60    Zitel Corp.*                          2,663
                                                                4,698
Computer - Services - 6.5%
                    75    American Management Systems           1,837
                                               Inc.*
                    70    Bisys Group Inc.*                     2,594
                    65    Envoy Corp.*                          2,437
                    75    Gartner Group Inc. Cl A*              2,920
                    30    HBO & Co.                             1,781
                    90    National TechTeam Inc.*               1,800
                    50    QuickResponse Services Inc.*          1,425
                     7    Sanchez Computers Associates              0
                   100    Technology Solutions Co.*             4,150
                                                               18,944
Computer - Software - 10.3%
                    65    Baan Co. N.V.*                        2,259
                    90    Cambridge Technology                  3,021
                                      Partners Inc.*
                    60    CBT Group PLC ADR*                    3,255
                    80    Filenet Corp.*                        2,560
                    40    MDL Information Systems                 745
                                               Inc.*
                   107    Pure Atria Corp.*                     2,648
                    80    Remedy Corp.*                         4,300
                    25    Scopus Technology Inc.*               1,162
                    25    Select Software Tools ADR*              456
                   100    Siebel Systems Inc.*                  2,700
                    70    Sterling Software Inc.*               2,214
                    85    Systemsoft Corp.*                     1,264
                    75    VIASOFT Inc.*                         3,544
                                                               30,128
Cosmetics/Personal Care - 0.4%
                    40    Rexall Sundown Inc.*                  1,087
Diversified Operations - 0.7%
                    40    Pittway Corp. Cl A                    2,140
Electrical - Connectors - 0.6%
                    45    Level One Communications              1,609
                                               Inc.*
Electronic - Misc. Components - 1.0%
                    60    Radisys Corp.*                        2,925
Electronic - Parts Distributors - 0.9%
                   100    Kent Electronics Corp.*               2,575
Electronic - Scientific Instruments - 0.4%
                    60    Input Output Inc.*                    1,110
Electronic - Semiconductor Equipment - 10.6%
                   175    Cypress Semiconductor Co.*            2,472
                    35    Dallas Semiconductor Corp.              805
                   140    DSP Communications Inc.*              2,712
                   105    ESS Technology*                       2,953
                    40    ETEC Systems Inc.*                    1,530
                   150    Kulicke & Soffa Industries*           2,850
                   100    Lam Research Corp.*                   2,812
                    65    Lattice Semiconductor Corp.*          2,990
                   125    Maxim Integrated Products             5,406
                                               Inc.*
                   325    Tower Semiconductor Ltd.*             3,412
                   120    VLSI Technology Inc.*                 2,865
                                                               30,807
Finance - Mortgage & Related Services - 0.7%
                    60    Aames Financial Corp.                 2,152
Finance - Small Business Investment Company & Commercial - 2.0%
                    70    Safeguard Scientifics Inc.*           2,222
                   100    Sirrom Capital Corp.                  3,675
                                                                5,897
Financial Services - Misc. - 1.1%
                    75    PMT Services Inc.*                    1,312
                   100    Pre-Paid Legal Services               1,825
                                               Inc.*
                                                                3,137
Funeral Services & Related - 0.7%
                    60    Stewart Enterprises Inc. Cl           2,040
                                                   A
Household/Office Furniture - 1.3%
                    65    Miller Herman Inc.                    3,681
Leisure - Toys/Games/Hobby - 0.5%
                   100    Galoob Toys Inc.*                     1,400
Media - Radio/TV - 2.9%
                    40    Clear Channel Communications          1,445
                                               Inc.*
                    60    Evergreen Media Corp. Cl A*           1,500
                    70    Renaissance Communications            2,502
                                              Corp.*
                    40    Sinclair Broadcast Group*             1,040
                    70    Young Broadcasting Inc. Cl            2,048
                                                  A*
                                                                8,535
Medical - Biomedical/Genetics - 3.1%
                    50    Agouron Pharmaceuticals               3,387
                                               Inc.*
                    35    BioChem Pharma Inc.*                  1,759
                    85    Sangstat Medical Corp.*               2,252
                    40    Vertex Pharmaceuticals*               1,610
                                                                9,008
Medical - Ethical Drugs - 0.3%
                    60    Ergo Science Corp.*                     788
Medical - Health Maintenance Organizations - 0.9%
                   210    Healthsource Inc.*                    2,756
Medical - Outpatient/Home Care - 4.3%
                    75    American HomePatient Inc.*            2,044
                    70    HEALTHSOUTH Corp.*                    2,704
                    60    PhyCor Inc.*                          1,703
                    50    Renal Care Group Inc.*                1,581
                   150    RoTech Medical Corp.*                 3,150
                    40    Total Renal Care Holdings             1,450
                                               Inc.*
                                                               12,632
Medical - Products - 1.1%
                    60    PAREXEL International Corp.*          3,098
Medical - Wholesale Drug/Sundries - 1.4%
                    90    Grupo Casa Autrey S.A. de             1,755
                                           C.V.  ADR
                    80    NCS HealthCare Inc. Cl A*             2,330
                                                                4,085
Medical/Dental - Supplies - 2.1%
                   100    Omnicare Inc.                         3,213
                    70    Target Therapeutics Inc.*             2,940
                                                                6,153
Oil & Gas - Drilling - 3.7%
                    70    ENSCO International Inc.*             3,395
                   140    Global Marine Inc.*                   2,888
                   230    Marine Drilling Companies             4,528
                                               Inc.*
                                                               10,811
Oil & Gas - Field Services - 1.8%
                    50    BJ Services Co.*                      2,550
                    60    Tidewater Inc.                        2,715
                                                                5,265
Oil & Gas - U.S. Exploration & Production - 1.2%
                    80    Barrett Resources Corp.*              3,410
Pollution Control - Services - 0.6%
                    87    Tetra Tech Inc.*                      1,718
Real Estate Operations - 0.4%
                    50    Fairfield Communities Inc.*           1,238
Retail - Apparel/Shoe - 3.1%
                   150    Finish Line Inc. Cl A*                3,169
                    70    Gymboree Corp.* (The)                 1,601
                   100    Men's Wearhouse Inc.* (The)           2,450
                    90    Wet Seal Inc. Cl A                    1,924
                                                                9,144
Retail - Department Stores - 0.4%
                    30    Proffitt's Inc.*                      1,106
Retail - Mail Order & Direct - 1.0%
                    70    Black Box Corp.*                      2,888
Retail - Misc./Diversified - 1.5%
                   155    Hollywood Entertainment*              2,868
                    70    Petco Animal Supplies Inc.*           1,453
                                                                4,321
Retail/Wholesale - Building Products - 0.9%
                   125    Eagle Hardware & Garden               2,594
                                               Inc.*
Telecommunications - Equipment - 4.1%
                    30    Cascade Communications                1,654
                                              Corp.*
                    50    Comverse Technology Inc.*             1,891
                    80    P-COM Inc.*                           2,370
                    80    PairGain Technologies Inc.*           2,435
                    45    Premisys Communications               1,519
                                               Inc.*
                    90    Westell Technologies Inc. Cl          2,059
                                                  A*
                                                               11,928
Telecommunications - Services - 1.2%
                    70    ICG Communications Inc.*              1,234
                    85    Intermedia Communications             2,189
                                               Inc.*
                                                                3,423
Textile - Apparel Manufacturing - 0.4%
                    50    Nautica Enterprises Inc.*             1,263
                            TOTAL COMMON STOCK (Cost          234,469
                                           $213,939)


TOTAL INVESTMENTS                                             234,469
    (Cost $213,939+) - 80.5%
OTHER ASSETS, LESS                                             56,893
   LIABILITIES - 19.5%
NET ASSETS - 100%                                            $291,362

* Non-income producing security
+ Also represents cost for tax purposes
See notes to financial statements

Berger Institutional Products Trust
Statements of Assets and Liabilities
December 31, 1996


                                                  Berger IPT- Berger IPT-
                                   Berger IPT-    Growth and  Small Company
                                   100 Fund       Income Fund Growth Fund
Assets
Investments at cost                $290,469       $272,839  $213,939
Investments at value               $317,747       $304,861  $234,469
Cash                                  7,964         34,035    45,341
Receivables:
   Investment securities                  0              0    10,247
sold
   Fund shares sold                     751            185       381
   Due from management               11,111         10,725    11,337
company
   Dividends and interest                32            703        12
      Total Assets                  337,605        350,509   301,787

Liabilities
Payables:
   Investment securities                  0              0     3,870
purchased
   Accrued expenses                   6,309          6,136     6,555
      Total Liabilities               6,309          6,136    10,425

Net Assets Applicable to           $331,296       $344,373  $291,362
Shares Outstanding

Capital Shares:
   Authorized (Par Value          unlimited      unlimited unlimited
$0.01)
   Shares Outstanding                31,885         30,915    29,268

Net Asset Value, Offering
and Redemption Price Per             $10.39         $11.14     $9.95
Share

See notes to financial statements.

Berger Institutional Products Trust
Statements of Operations
For the period May 1, 1996 (commencement of investment operations) through December 31, 1996


                                 Berger IPT-    Berger IPT-     Berger IPT-
                                 100 Fund       Growth and      Small Company
                                                Income Fund     Growth Fund
Investment Income
Income:
   Dividends                        $    718     $   3,183  $   1,677
   Interest                            1,949         1,766        289
      Total Income                     2,667         4,949      1,966
Expenses:
   Investment advisory fees            1,393         1,350      1,620
(Note 2)
   Accounting fees                     6,000         6,000      6,000
   Legal fees                          3,236         3,187      2,934
   Custodian fees                      1,536         1,256      2,812
   Transfer agent fees                 1,575         1,575      1,575
   Postage, printing &                   169           146        162
reports
   Insurance & bonds                     308           287        296
   Registration fees                      78            78         78
   Administrative services                19            17         17
(Note 2)
      Total Expenses                  14,314        13,896     15,494
      Less expenses                 (12,453)      (12,091)   (13,415)
reimbursed by adviser (Note 2)
      Less earnings credits            (127)         (101)      (369)
(Note 2)
      Expenses - Net                   1,734         1,704      1,710
      Net Investment Income              933         3,245        256
(Loss)

Realized and Unrealized Gain (Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on
securities and foreign               (15,089)       (5,205)   (24,136)
currency transactions
Net change in unrealized
appreciation (depreciation)
on securities and foreign             27,278        32,022     20,530
currency   transactions
Net Realized and Unrealized
Gain (Loss) on Investments            12,189        26,817    (3,606)
and Foreign Currency
Transactions
Net Increase (Decrease) in
Net Assets Resulting from            $13,122       $30,062   $(3,350)
Operations

See notes to financial statements.

Berger Institutional Products Trust
Statements of Changes in Net Assets
For the period May 1, 1996 (commencement of investment operations) through December 31, 1996

                               Berger IPT-    Berger-IPT  Berger IPT-
                               100 Fund       Growth and  Small Company
                                              Income Fund Growth Fund
From Operations:
Net investment income (loss)    $       933     $   3,245 $       256
Net realized gain (loss) on
securities and foreign             (15,089)       (5,205)    (24,136)
currency transactions
Net change in unrealized
appreciation (depreciation)
on securities and foreign
currency transactions               32,022        20,530       27,278
Net Increase (Decrease) in
Net Assets Resulting From           13,122        30,062      (3,350)
Operations

From Distributions to
Shareholders:
Net investment income                     0             0          0
Net realized gains on                     0             0          0
investments
Net Decrease in Net Assets
from Distributions to                     0             0          0
Shareholders

From Fund Share Transactions:
Proceeds from shares sold           333,121       314,330    294,712
Net asset value of shares
issued in reinvestment of                 0             0          0
dividends
   Total                            333,121       314,330    294,712
Payments for shares redeemed       (14,947)          (19)          0
Net Increase (Decrease) in
Net Assets Derived From Fund        318,174       314,311    294,712
Share Transactions

Increase (Decrease) in Net          331,296       344,373    291,362
Assets
Net Assets:
Beginning of period                       0             0          0
End of period                      $331,296      $344,373   $291,362
Undistributed net investment
income included in the above           $933        $3,245       $256

Components of Net Assets:
Capital (par value and paid        $318,174      $314,311   $294,712
in surplus)
Undistributed net investment            933         3,245        256
income
Accumulated  net realized
gain (loss) from investments       (15,089)       (5,205)   (24,136)
Unrealized appreciation
(depreciation) on investments        27,278        32,022     20,530
   Total                           $331,296      $344,373   $291,362

Transactions in fund shares:
Shares sold                          33,339        30,917     29,268
Shares issued to shareholders
in reinvestment of dividends              0             0          0
   Total                             33,339        30,917     29,268
Shares repurchased                  (1,454)           (2)          0
Net increase (decrease) in           31,885        30,915     29,268
shares
Shares outstanding, beginning             0             0          0
of period
Shares outstanding, end of           31,885        30,915     29,268
period

See notes to financial statements.

Berger Institutional Products Trust
Notes to Financial Statements
December 31, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

   Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), and Berger IPT-Small Company Growth Fund ("IPT-SCG"), (individually the "Fund" and collectively the "Funds"), which commenced investment operations on May 1, 1996, are the only portfolios established under the Trust, although others may be added in the future.
   The Trust is registered under the Investment Company Act of 1940 and the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans.
   On April 15, 1996 Berger Associates, Inc. ("Berger"), the Trust's investment advisor purchased 25,000 shares of each portfolio at a net asset value of $10.00 per share. All costs incurred in organizing the Trust were paid by Berger.
   At December 31, 1996, Berger Associates, Inc. owned 78%, 81% and 85% of the outstanding shares of IPT-100, IPT-G&I and IPT-SCG, respectively, as a result of the initial capitalization of the Funds.

Significant Accounting Policies
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation
   Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

Federal Income Taxes
  It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Security Gains and Losses
  Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income
   Investment transactions are accounted for on the date investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts.

Common Expenses
  Certain expenses which are not directly allocable to a specific Fund are allocated to the Funds on the basis of relative net assets.

Use of Estimates
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

   Berger serves as the Trust's investment advisor. As compensation for its services to the Trust, Berger receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on an annual rate of each Fund's average net assets as follows:
IPT-100 and IPT-G&I at .75 of 1% of average daily net assets; IPT-SCG at .90 of 1% of average daily net assets. Berger has agreed to waive its advisory fee and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of each of the IPT-100 and the IPT-G&I, and 1.15% of the average daily net assets of the IPT-SCG.
   The Trust has entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of each Fund, computed daily and payable monthly.
   The Trust has also entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions. For the period May 1, 1996 (commencement of investment operations) through December 31, 1996, the IPT-100, IPT-G&I and the IPT-SCG Funds received $127, $101 and $369, respectively, in earnings and brokerage credits and paid IFTC fees (after earnings and brokerage credits) of $8,984, $8,730 and $10,018, respectively, for services rendered.
  Certain officers and directors of Berger are also officers and trustees of the Trust. Trustees who are not affiliated with Berger did not receive trustees' fees from the IPT-100, IPT-G&I and IPT-SCG Funds for the period ended December 31, 1996.

3.  INVESTMENT TRANSACTIONS

A. Purchases and Sales

  Purchases and sales of investment securities from May 1, 1996 (commencement of investment operations) to December 31, 1996 were as follows:

                                      Berger IPT- Berger
                               Berger Growth and IPT-Small
                              IPT-100   Income    Company
                                Fund     Fund     Growth
                                                   Fund
Purchases of investment
securities                    $403,096  $389,412 $431,687
(excluding short-term
securities)
Sales of investment
securities                    $122,419  $141,398 $193,612
(excluding short-term
securities)

  There were no purchases or sales of long-term U.S.
Government securities during the period.

At   December  31,  1996,  the  composition  of   unrealized
appreciation  (the  excess  of  value  over  tax  cost)  and unrealized depreciation (the excess of tax cost over  value)
for securities was as follows:

                                      Berger IPT- Berger
                               Berger Growth andIPT-Small
                              IPT-100   Income   Company
                                Fund     Fund    Growth
                                                  Fund
Appreciation                  $32,369   $34,592   $34,239
Depreciation                  (5,091)   (2,570)  (13,709)
Net                           $27,278   $32,022   $20,530

B. Federal Income Tax Status

  Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

  The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis will be reclassified to paid-in-capital. At December 31, 1996, no such differences existed.

  At   December  31,  1996,  the  Funds  had  capital   loss
carryovers  which  may  be used to  offset  future  realized
capital    gains   for   Federal   income   tax    purposes.
Additionally, the Funds incurred and elected to defer  post-
October 31 net capital losses to the year ended December 31,
1997.   The capital loss carryovers and post-October 31  net
capital losses for the Funds are as follows:


                               Capital    Post-
                              Loss Carry  October
Fund                            Overs
                               (expire    Losses
                              12/31/04)
IPT - 100                         $8,758  $6,331
IPT - G&I                         $5,025   $180
IPT - SCG                        $16,903  $7,233

Financial Highlights / December 31, 1996
For a Share Outstanding Throughout the Period May 1, 1996 (commencement of
investment operations) through                    Berger
December 31, 1996                       Berger     IPT-
                                Berger   IPT-     Small
                                IPT-100 Growth   Company
                                 Fund     and     Growth
                                        Income     Fund
                                         Fund
Net asset value, beginning of   $10.00    $10.00   $10.00
period
Income from investment
operations:
   Net investment income           .03       .10      .01
   Net realized and unrealized     .36      1.04    (.06)
gain (loss) on securities
Total from investment              .39      1.14    (.05)
operations
Less distributions:
   Dividends (from net             .00       .00      .00
investment income)
   Distributions (from capital     .00       .00      .00
gains)
Total distributions                .00       .00      .00
Net asset value, end of period  $10.39    $11.14    $9.95
Total return^*                   3.90%    11.40%   (.50)%
Ratios:
Net assets, end of period       $331,296 $344,373 $291,362
Ratio of expenses to average
net assets:~+
     Net expenses                 .93%      .94%     .95%
     Gross expenses              7.69%     7.70%    8.57%
Ratio of net income to average    .50%     1.80%     .14%
net assets~
Portfolio turnover rate*           56%       60%      80%
Average commission rate         $.0590    $.0756   $.0392

^ Total return reflects the effect of fees offset by earnings credits, fee waivers and expense reimbursements, and does not reflect expenses that apply to related variable insurance contracts. Had the fee offsets, waivers and reimbursements not been made, and had variable contract charges been included, total return would have been lower for the period shown.
* Based on operations for the period shown and, accordingly, are not representative of a full year.
~ Annualized
+ Net expenses reflect the Fund's gross (total) expenses, reduced by fees offset by earnings credits, fee waivers and expense reimbursements. Gross expenses and net expenses do not include the deduction of any charges or expenses attributable to any particular variable insurance contract. See notes to financial statements.

              Report of Independent Accountants


To the Board of Trustees and Shareholders of Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-100 Fund, Berger IPT-Growth and Income Fund and Berger IPT-Small Company Growth Fund (constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period May 1, 1996 (commencement of investment operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP

Denver, Colorado
January 27, 1997

       Trustees of Berger Institutional Products Trust

         Michael Owen, Chairman * Dennis E. Baldwin
 William M.B. Berger * Louis R. Bindner, P.E. * Katherine A.
                          Cattanach
  Lucy Black Creighton * Paul R. Knapp * Gerard M. Lavin *
    Harry T. Lewis, Jr. * Rodney L. Linafelter * William
                          Sinclaire

                          OFFICERS:

                       Gerard M. Lavin
                          President
             Berger Institutional Products Trust

                    Rodney L. Linafelter
                          President
                   Berger IPT-100 Fund and
              Berger IPT-Growth and Income Fund

                     William R. Keithler
                          President
             Berger IPT-Small Company Growth Fund

                        Kevin R. Fay
           Vice President, Secretary and Treasurer
             Berger Institutional Products Trust

                      Janice M. Teague
                     Assistant Secretary
             Berger Institutional Products Trust

                      David J. Schultz
                      Susan G. Kohlman
                    Assistant Treasurers
             Berger Institutional Products Trust

                     Investment Adviser
                   Berger Associates, Inc.
                        P.O. Box 5005
                   Denver, Colorado 80217
              1-303-329-0200 or 1-800-333-1001

                      THE BERGER FUNDS
               Together we can move mountains.

                1996 Berger Associates, Inc.